UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2011 (July 28, 2011)

LEGEND MINING INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation	000-53832 (Commission File Number)	75-3268988 (IRS Employer Identification No.)

862 Murray Ct. Yuba City, California (Address of principal executive offices)	95991 (Zip Code)

Registrant's telephone number, including area code 858-361-4499

2-46 DeZhennan Rd., Suite 403 Yuesiu District, Guangzhou Guangdong Province, China (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CRF 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2011, Mr. Tao Chen, our President, CEO, Secretary, Treasurer and director, agreed to sell all of his 4,500,000 shares of our issued and outstanding common stock to Mr. Avtar Dhillon for an aggregate price of US$67,500.00 to be paid on or before August 11, 2011, pursuant to a stock purchase agreement.

The stock purchase agreement contemplates that, immediately upon closing of the agreement, Mr. Avtar Dhillon will be appointed as a director, the President, CEO, CFO, Secretary and Treasurer of our company and concurrently therewith Mr. Tao Chen will resign as a director and from all executive officer positions.

The closing of the foregoing stock purchase agreement took place on August 17, 2011 and as of such date, Mr. Avtar Dhillon is the owner of 4,500,000 shares of our common stock representing approximately 61% of our issued and outstanding common stock.

The foregoing description of the stock purchase transaction does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, which was attached as Exhibit 10.1 to the Form 8-K filed on July 28, 2011, and is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the closing of the stock purchase agreement, Mr. Avtar Dhillon is to be appointed as a director and the President, CEO, CFO, Secretary and Treasurer of our company and concurrently therewith Mr. Tao Chen will resign as a director and from all officer positions. On August 17, 2011, Mr. Tao Chen resigned from all officer positions with our company, Mr. Avtar Dhillon was appointed as the President, CEO, CFO, Secretary, Treasurer and a director of our company, and at the same time, Mr. Tao Chen resigned as a director of our company.

Avtar Dhillon, M.D.

Dr. Dhillon (age 50) is the former President & CEO of Inovio Pharmaceuticals, Inc. (NYSE AMEX: INO), and currently serves as the company’s Chairman.  During his tenure at Inovio, Dr. Dhillon successfully led the turnaround of the company through restructuring and the acquisition of technology from several European and North American companies, including a merger with VGX Pharmaceuticals to develop a vertically integrated DNA vaccine development company with a strong development pipeline.  He led eight successful financings, raising more than $136 million for the company, and concluded several licensing deals valued at more than $200 million that included global pharma leaders Merck and Wyeth (now Pfizer).

Prior to joining Inovio, Dr. Dhillon was the vice president of MDS Capital Corp. (now Lumira Capital Corp.), one of North America's leading healthcare venture capital organizations. He has been instrumental in successfully turning around struggling companies and highly influential as an active member in the biotech community.

Prior to 1998, Dr. Dhillon had acted as a consultant to Cardiome Pharma Corp., a biotechnology company listed on the Toronto Stock Exchange and NASDAQ.  In this capacity he supported a successful turnaround that included three pivotal financings, the establishment of a clinical development strategy, and the procurement of a new management team. Prior to 2001, Dr. Dhillon acted as consultant to Forbes Meditech and in this capacity helped raised $28 million and increased investor awareness of the company.  In his role as a founder and board member, Dr. Dhillon has been involved in several early stage healthcare focused companies listed on the TSX and TSX-V that have successfully matured through advances in their development pipeline and subsequent M&A transactions.  Most recently, he was a founding board member of Protox Therapeutics, Inc. (TSX: PRX) and had maintained his board position until the execution of a financing of up to $35 million with Warburg Pincus in November 2010.

In addition to his current board member roles with Oncosec Medical, Inc. (Chairman) and Inovio, Dr. Dhillon currently sits on the board of directors of BC Advantage Funds, a venture capital corporation in British Columbia. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years, during which time he gained experience in the management of diseases including those related to sugar consumption. He has a B.Sc. (Honours) degree in Human Physiology, and an M.D. degree from the University of British Columbia.

Complementing Dr. Dhillon’s extensive achievements in biotech and corporate development are his deep roots in agriculture. Growing up in an extended farming family, and preceded by generations of farmers, Dr. Dhillon and his family have farmed hundreds of acres of blueberries, raspberries, and strawberries over the years. He and his wife now have several hundred acres under cultivation in California and British Columbia. Their professionally managed operations include blueberry farms in Richmond, British Columbia, and walnut, prune, almond and peach orchards as well as fruit processing in California.

Business of Legend Mining Inc.

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Financial Information

Our audited financial information or the fiscal year ended March 31, 2011 has been previously reported on form 10-K filed by our company on EDGAR on July 14, 2011, and is incorporated by reference herein.

Properties

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information subsequent to August 17, 2011 regarding beneficial ownership of Common Stock by (i) each person known by us (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each current director, nominee and executive officer of our company and (iii) all current officers and directors as a group.  The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as otherwise indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Avtar Dhillon 862 Murray Ct. Yuba City, CA 95991	President, CEO, CFO, Secretary, Treasurer and Director	4,500,000	61.22%
All current officers and directors as a group (1 person)		4,500,000	61.22%

Directors and Executive Officers

The information set forth in Item 5.02 above is incorporated by reference herein.

Executive Compensation

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence.

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Legal Proceedings

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Recent Sales of Unregistered Securities

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Description of Registrant’s Securities

This information has been previously reported on Post Effective Amendment #2 to Form S-1 on Form S-1 filed by our company on EDGAR on April 29, 2010, and is incorporated by reference herein.

Indemnification of Directors and Officers.

This information has been previously reported on Post Effective Amendment #2 to Form S-1 on Form S-1 filed by our company on EDGAR on April 29, 2010, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                                Description of Exhibit

10.1*	Stock purchase agreement, dated July 28, 2011, among Tao Chen and Avtar Dhillon.

* Previously filed on Form 8-K on July 28, 2011 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2011
LEGEND MINING INC.

By:	/s/ Avtar Dhillon
Name:	Avtar Dhillon
Title:	President and Director